SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   October 24, 2005 (October 18, 2005)

Tri-S Security Corporation

(Exact name of registrant as specified in its charter)

Georgia	0-51148	30-0016962
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification
incorporation)		No.)

Royal Center One, 11675 Great Oaks Way, Suite 120, Alpharetta, Georgia 30022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 808-1540

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                Entry into a Material Definitive Agreement

Item 2.01                Completion of Acquisition or Disposition of Assets

On October 18, 2005, Tri-S Security Corporation, a Georgia corporation (the “Company”), acquired all of the outstanding capital stock (the “Acquisition”) of The Cornwall Group, Inc., a Florida corporation (“Cornwall”), from the shareholders thereof (the “Shareholders”), for an aggregate purchase price of $13,500,000, pursuant to that certain Stock Purchase Agreement by and among the Company and the Shareholders dated as of August 30, 2005, as amended by that certain Amendment No. 1 to Stock Purchase Agreement (the “Amendment”) by and among the Company and the Shareholders dated as of October 18, 2005 (as so amended, the “Purchase Agreement”).

The Amendment reduced (i) the purchase price for the Acquisition (the “Purchase Price”) from $13,750,000 in cash to $13,250,000 in cash plus a promissory note in the amount of $250,000 (the “Note”) made by the Company in favor of the representative of the Shareholders (the “Shareholders Representative”); and (ii) the amount of the Purchase Price constituting the escrow fund which secures the Shareholders’ indemnification obligations under the Purchase Agreement from $1,375,000 to $675,000.

The principal amount under the Note accrues interest at a rate of 5% per annum with all principal and interest accrued thereon payable no later than the 18-month anniversary after the closing (the “Closing”) of the Acquisition (the “Maturity Date”); provided that, if prior to the Maturity Date, the Company or any of its subsidiaries collects any amounts owed to them with respect to certain specified accounts receivable, then the Company shall cause such amounts to be paid as prepayment under the Note no later than five business days after the collection thereof. All amounts paid by the Company under the Note shall be paid to the escrow agent for the Acquisition (the “Escrow Agent”) and be held, along with the $425,000 deposited by the Company to the Escrow Agent at the Closing, as a reserve for indemnification claims made by the Company against the Shareholders pursuant to that certain Escrow Agreement dated October 18, 2005, by and among the Company, the Shareholder Representative and the Escrow Agent (the “Escrow Agreement”). Notwithstanding anything in the Note to the contrary, the Company has the right, at its election and upon written notice to the Shareholder Representative, to set-off against and deduct from the amount owed by the Company under the Note any amounts owed to the Company with respect to losses incurred by the Company for which the Shareholders have agreed to indemnify the Company pursuant to the Purchase Agreement.

At Closing, Cornwall entered into an employment agreement with David H. Shopay, a founder of Cornwall (the “Shopay Employment Agreement”), pursuant to which Cornwall will employ Mr. Shopay for a one-year period at an annual salary of $275,000. At Closing, Cornwall or one of its subsidiaries entered into employment agreements with an aggregate of nine employees who were employed by Cornwall or one of its subsidiaries immediately prior to the Acquisition.

On October 18, 2005, the Company, Paragon Systems, Inc., an Alabama corporation and a wholly-owned subsidiary of the Company (“Paragon”), Cornwall and each of its subsidiaries

(collectively, “Borrower”) entered into a Credit Agreement (the “Credit Agreement”) with LSQ Funding Group, L.C. (“LSQ”) and BRE LLC (“BRE” and, together with LSQ, “Lender”), pursuant to which Borrower borrowed $1,650,000 pursuant to a term loan with a maturity date of October 1, 2007 (“Term Loan A”) and $3,500,000 pursuant to a term loan with a maturity date of October 1, 2009 (“Term Loan B” and, together with Term Loan A, the “Term Loans”). Borrower shall pay to Lender the principal amount of (i) Term Loan A in equal quarterly payments on the first day of each calendar quarter commencing on January 1, 2006; and (ii) Term Loan B in equal installments of (a) $98,612 on each of October 1, 2006, November 1, 2006 and December 1, 2006 and (b) $295,836 on the first day of each calendar quarter commencing on April 1, 2007. Interest shall accrue under the Term Loans at the variable rate of interest published by The Wall Street Journal as its prime rate (the “Prime Rate”) plus 4.0%, and Borrower shall pay Lender all interest accrued under the Term Loans on the first day of each month commencing on November 1, 2005. All remaining unpaid principal under the Term Loans and accrued interest thereon is payable no later than the respective maturity dates thereof.

In connection with the Credit Agreement, Borrower and Lender entered into a Factoring and Security Agreement (the “Factoring Agreement”), pursuant to which LSQ will purchase from Borrower from time to time certain accounts receivable at a discount of 0.7% and provide Borrower with a professional accounts receivable management service for a funds usage fee of the Prime Rate plus 1.0% on the funds advanced on the outstanding accounts receivable purchased. The Factoring Agreement has a $6,000,000 initial purchase limit and a four-year term which will automatically renew unless Borrower provides notice of its intent to terminate. The Factoring Agreement amends and restates that certain Factoring Agreement dated as of April 1, 2005 between LSQ and Paragon, pursuant to which LSQ purchases from Paragon from time to time certain accounts receivable at a discount of 0.7% under a factoring facility with a funds usuage fee equal to the Prime Rate plus 1.00%, a $6,500,000 initial purchase limit and a one-year term subject to annual renewal.  Paragon initially entered into a factoring agreement with LSQ in February 2004 in connection with the Company’s acquisition of Paragon in February 2004.  In connection with Paragon’s factoring agreement with LSQ, Paragon has granted to LSQ a security interest in substantially all of its assets and issued a promissory note to BRE in principal amount of $400,000, which note was repaid in December 2004.

In connection with the Closing and pursuant to the Credit Agreement, Borrower and Lender also entered into (i) a Guaranty Agreement (the “Guaranty Agreement”), pursuant to which the Borrower unconditionally and irrevocably guarantees to Lender the prompt payment and performance of all obligations, indebtedness and liabilities of Borrower to Lender, whether currently existing or subsequently arising (the “Obligations”); and (ii) a Security Agreement, pursuant to which Borrower grants to Lender a security interest in substantially all of the assets of Borrower to secure all of the Obligations (the “Security Agreement”).  Additionally, the Company and Lender have entered into a Pledge Agreement pursuant to which the Company has pledged to Lender the capital stock of Paragon to secure all of the Company’s obligations under the Credit Agreement and related documents (the “Pledge Agreement”).

The Company financed the Purchase Price, net of certain working capital adjustments and the repayment of certain debt of Cornwall, by: (i) using approximately $5,000,000 from the proceeds of the Term Loans; (ii) using approximately $2,200,000 from the proceeds of the Factoring Agreement; (iii) delivering the Note; and (iv) using approximately $7,000,000 from the net proceeds of the Company’s recent private placements of convertible notes and warrants issued from time to time throughout September and October 2005.

Cornwall, through its subsidiaries, is engaged in the business of providing a full range of security and investigative services, including armed and unarmed uniform guards, video and alarm monitoring, alarm installation, and GPS monitoring, to governmental and non-governmental clients principally in and around the greater metropolitan area of Miami, Florida.

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The descriptions contained herein of the Purchase Agreement, the Amendment, the Note, the Escrow Agreement, the Shopay Employment Agreement, the Credit Agreement, the Factoring Agreement, the Guaranty, the Security Agreement and the Pledge do not purport to be complete and are qualified in their entirety by reference to the full text of such documents which are filed as exhibits to this Current Repot and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired. To be filed by amendment to this Current Report.

(b)	Pro Forma Financial Information. To be filed by amendment to this Current Report.

(c)	Exhibits.

2.1

Stock Purchase Agreement dated as of August 30, 2005, among the Company and the shareholders of The Cornwall Group, Inc. (The schedules to the Stock Purchase Agreement have been omitted from this Current Report pursuant to Item 601(b)(2) of Regulation S-K, and the Company agrees to furnish copies of such omitted schedules supplementally to the Securities and Exchange Commission upon request.)*

	2.2	Amendment No. 1 to Stock Purchase Agreement dated October 18, 2005, among the Company and the shareholders of The Cornwall Group, Inc.

	99.1	Earnest Money Escrow Agreement dated as of August 30, 2005, among the Company, The Cornwall Group, Inc., the Shareholder Representative and Berman Renert Vogl & Mandler, P.A.*

	99.2	Promissory Note dated October 18, 2005 in principal amount of $250,000 made by the Company in favor of the Shareholder Representative.

	99.3	Credit Agreement dated as of October 18, 2005 among the Company, its subsidiaries, LSQ Funding Group, L.C. and BRE LLC.

	99.4	Factoring and Security Agreement dated as of October 18, 2005 among the Company, its subsidiaries and LSQ Funding Group, L.C.

	99.5	Security Agreement dated as of October 18, 2005 among the Company, its subsidiaries, LSQ Funding Group, L.C. and BRE LLC.

	99.6	Pledge Agreement dated as of October 18, 2005 among the Company, LSQ Funding Group, L.C. and BRE LLC.

	99.7	Guaranty Agreement dated as of October 18, 2005 among the Company, its subsidiaries, LSQ Funding Group, L.C. and BRE LLC.

	99.8	Employment Agreement between The Cornwall Group, Inc. and David H. Shopay dated October 18, 2005.

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99.9	Escrow Agreement dated as of October 18, 2005 among the Company, SunTrust Bank and the Shareholder Representative.

*  Incorporated by reference to the Current Report filed by the Company on September 2, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

TRI-S SECURITY CORPORATION

By:	/s/ Ronald G. Farrell
Ronald G. Farrell, Chief Executive Officer

Dated: October 24, 2005

EXHIBIT INDEX

2.1

Stock Purchase Agreement dated as of August 30, 2005, among the Company and the shareholders of The Cornwall Group, Inc. (The schedules to the Stock Purchase Agreement have been omitted from this Current Report pursuant to Item 601(b)(2) of Regulation S-K, and the Company agrees to furnish copies of such omitted schedules supplementally to the Securities and Exchange Commission upon request.)*

2.2	Amendment No. 1 to Stock Purchase Agreement dated October 18, 2005, among the Company and the shareholders of The Cornwall Group, Inc.

99.1	Earnest Money Escrow Agreement dated as of August 30, 2005, among the Company, The Cornwall Group, Inc., the Shareholder Representative and Berman Renert Vogl & Mandler, P.A.*

99.2	Promissory Note dated October 18, 2005 in principal amount of $250,000 made by the Company in favor of the Shareholder Representative.

99.3	Credit Agreement dated as of October 18, 2005 among the Company, its subsidiaries, LSQ Funding Group, L.C. and BRE LLC.

99.4	Factoring and Security Agreement dated as of October 18, 2005 among the Company, its subsidiaries and LSQ Funding Group, L.C.

99.5	Security Agreement dated as of October 18, 2005 among the Company, its subsidiaries, LSQ Funding Group, L.C. and BRE LLC.

99.6	Pledge Agreement dated as of October 18, 2005 among the Company, LSQ Funding Group, L.C. and BRE LLC.

99.7	Guaranty Agreement dated as of October 18, 2005 among the Company, its subsidiaries, LSQ Funding Group, L.C. and BRE LLC.

99.8	Employment Agreement between The Cornwall Group, Inc. and David H. Shopay dated October 18, 2005.

99.9	Escrow Agreement dated as of October 18, 2005 among the Company, SunTrust Bank and the Shareholder Representative.

*  Incorporated by reference to the Current Report filed by the Company on September 2, 2005.